GRANT OF SECURITY INTEREST (TRADEMARKS)

Dated: October 31, 2011

The undersigned, THE ONE GROUP, LLC, a Delaware limited liability company (the "Grantor"), is obligated to HERALD NATIONAL BANK (the "Secured Party") under the Credit Agreement, dated as of October 31, 2011 (as it may be amended, restated, supplemented or otherwise modified from time to time), by and among the Grantor, One 29 Park Management, LLC, STK-Las Vegas, LLC and STK Atlanta, LLC (collectively, the "Borrowers"), and the Secured Party, and pursuant to which the Borrowers have entered into the Security Agreement, dated as of October 31, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement"), by and among the Borrowers and the Secured Party.

Pursuant to the Security Agreement, the Grantor has granted to the Secured Party a security interest in and to all of the present and future right, title and interest of the Grantor in and to the trademarks listed on Schedule 1, which trademarks are registered in the United States Patent and Trademark Office (the "Trademarks"), together with the goodwill of the business symbolized by the Trademarks and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof (the "Collateral"), to secure the prompt payment, performance and observance of the Obligations (as defined in the Security Agreement).

For good and valuable consideration, the receipt of which is hereby acknowledged, and for the purpose of recording the grant of the security interest as aforesaid, the Grantor does hereby further grant to the Secured Party a security interest in the Collateral to secure the prompt payment, performance and observance of the Obligations.

The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Party with respect to the security interest in the Collateral made and granted hereby are set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

The Secured Party's address is: 623 Fifth Avenue, New York, New York 10022.

[Signature Page to Follow]

IN WITNESS WHERE0F, the Grantor has caused this Grant of Security Interest (Trademarks) to be duly executed by its duly authorized officer as of the date first set forth above.

THE ONE GROUP, LLC

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Chief Executive Officer

Signature Page to Grant of Security Interest (Trademarks)

STATEOFNEWYORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 27th of October in the year 2011 before me, the undersigned, personally appeared Jonathan Segal, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Ryan Lewendon
Notary Public

My Commission Expires:

2/09/13

RYAN LEWENDON. . . . .
NOTARY PUBLIC STATE Of NEW YORK
NEW YORK COUNTY
uc. #02LE6201029
COMM. EXP. 02/09/2013

Schedule 1

to

Grant of Security Interest (Trademarks)

by The One Group, LLC

Dated as of October ___, 2011

U.S. Federal Trademark Registrations

KGP NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-002 (Formerly 484/24)	STK	SN:78/691,571, filed 8/2/05 RN: 3188230, Issued: 12/19/06	THE ONE GROUP LLC	(Class 43) Bar services; Restaurants.	8&15 due 12/19/12 8&9 due 12/19/16
915-004 (Formerly 484/36)	Not Your Daddy’s Steakhouse	SN: 77/003,892, filed 9/21/06 RN:3267266, Issued: 7/24/07	THE ONE GROUP LLC	(Class 43) Restaurant and bar services.	8&15 due 7/24/13 8&9 due 7/24/17
915-006 (Formerly 484/41)	STK Logo	SN: 77/239,608, filed 7/26/07 RN: 3,381,619 Issued: 2/12/08	THE ONE GROUP LLC	(Class 43) Restaurants; Bar services	Final deadline to file 8 & 15 DUE 2/12/14 renewal deadline 8 & 9 DUE 2/12/18
915-013	STKOUT	SN: 77/875,804 filed:11/18/09	THE ONE GROUP LLC	(Class 43) Cafe and restaurant services; Cafe- restaurants; Restaurant, bar and catering services; Restaurants; Cafes; Cocktail lounges; Wine bars; Bar services	foreign priority deadline 5/18/10 response due to office action 7/4/10